Investor Presentation September 2020

Forward-Looking Statements The statements in this presentation by RGC Resources, Inc. (the "Company") that are not historical facts constitute “forward- looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the Company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of Company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") and MVP Southgate milestones, potential of MVP to provide an additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity and potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the Company’s website at www.rgcresources.com. Additionally, the COVID-19 pandemic creates significant economic uncertainty for the remainder of fiscal 2020 and potentially beyond. The statements made in this presentation are based on information available to the Company as of the first day of the month set forth on the cover of this presentation and the Company undertakes no obligation to update any of the forward- looking statements after the date of this presentation. 1

Agenda  Company Overview  Financial Profile  Growth Strategy  Outlook 2

Organizational Structure NASDAQ: RGCO C-Corp formed 1998 Regulated Non-Utility  Local Distribution Company  Partner in Mountain Valley Pipeline (LDC), located in Roanoke, VA (MVP)  Founded in 1883  Partner in proposed MVP Southgate project 3

RGC Resources, Inc. Shareholder Return 76 years dividend payments 16 years dividend increases 5 years record earnings 6.1% dividend increase annual dividend $0.70 (per share) Note: Graph includes stock prices through July 31, 2020. 4

RGC Resources, Inc. Earnings Per Share $1.35 $1.40 TTM June 30: $1.25 Nine-months ended $1.15 June 30: $1.05 $1.11 $0.95 2020 2019 $0.85 $0.90 $0.86 Basic: $1.34 $1.03 $0.75 Diluted: $1.34 $1.02 $0.65 $0.69 $0.65 $0.55 $0.61 $0.57 $0.45 2017 2018 2019 2020 Dividends/Share 5

RGC Resources, Inc. Return on Equity Twelve-Months ended June 30: 12.0% 11.0% 13.0% 10.0% 10.7% 10.9% 9.0% 9.7% 8.0% 2017 2018 2019 2020 6

Consolidated Equity and Debt Profile Equity:  Top 3 institutional shareholders:  $197M Market Capitalization  T. Rowe Price 6.9%  Common shares issued and  BlackRock 4.6% outstanding: 8,147,437  Vanguard 4.0%  $40M availability on equity shelf  5.54% insider ownership  $15M at the market (ATM) Debt:  Remaining $40M on Prudential shelf  Up to $28 million availability on LOC facility 50 Bank debt Prudential Available (MVP Invest) 40 30 20 (millions) 10 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 Maturity (Fiscal Year) Note: Profile as of June 30, 2020 7

Environmental Social  System Modernization  Employees  Emissions Reductions  Community Engagement  Reduced Carbon Footprint  Safety  Customer Partnerships  Economic Development Governance  Diverse Board of Directors  Compliance and Risk Management  Diversified Shareholder Ownership  Incentive Compensation Aligned with Mission www.rgcresources.com/esg 8

Roanoke Gas Service Territory  Serve over 62,100 natural gas customers  Customer Count breakdown:  Residential 90%  C&I 10%  Volume breakdown:  Residential 40%  C&I 60% Note: Total customers as of June 2020. Volume breakdown per most recent fiscal year end. 9

Roanoke Gas Regulated Utility  VA State Corporation Commission (SCC)  VA in Top 4 on Forbes “Best States for Business” ranking1  9.44% authorized ROE Highly Stable  Alternative Cost Recovery Mechanisms Business Model  Weather Normalization  Revenue Sharing  Infrastructure Riders . SAVE infrastructure replacement rider approved through 2024  System Expansion 1 As of December 2019 10

Regulated Utility Growth Strategy  Utility Investment  CapEx  Ongoing Utility Growth  Customer Growth  Volumes Delivered 11

Roanoke Gas CapEx Twelve-Months ended June 30: ($000’s) $24,000 $23,800 $22,000 $22,200 $21,800 $20,000 $20,400 $18,000 $16,000 $14,000 $12,000 $10,000 2017 2018 2019 2020 12

Roanoke Gas CapEx Fiscal YTD at June 30: $18.5 Fiscal YTD $16.5 Millions $14.5 $12.5 Other $10.5 Capital $4.1 SAVE $8.5 2019 2020 Rider $7.0 $6.5 $4.5 Customer Growth & System $2.5 Expansion $0.5 $5.9 Total Capital Expenditures $0.4 million or 2% increase 13

Roanoke Gas Customers 2% growth since 2017 Average Customers (twelve-months ended June 30) 62,000 61,000 60,000 59,000 2017 2018 2019 2020 New customer additions: YTD Fiscal 2020 410 Fiscal 2019 668 Fiscal 2018 598 Fiscal2017 628 14

Roanoke Gas Volumes Volumes Delivered (DTH) Fiscal YTD 2019 Fiscal YTD 2020 4,000 3,500 3,000 2,500 Thousands 2,000 1,500 1,000 500 - Residential Commercial Industrial 2020 vs 2019 Total Volumes 3% Residential Volumes (7)% Commercial and Industrial Volumes 10% 15

Outlook  COVID-19  Strategic Opportunities  Economic Development 16

COVID-19  Community  Company  Liquidity  Customer Analyses  Earnings Guidance 17

Strategic Opportunities  Midstream Opportunities  MVP  Roanoke Gas CapEx  Roanoke Gas System Expansion  M&A 18

Update RGC Midstream Investment  Project 92% complete $30 $20  $57 million to $59 million ($mm) $10 $21 $17 projected cash investment $12 $8 $0 Thru 2018A 2019A 2020E 2021E  Target COD early 2021 Fiscal Year Workers for the Mountain Valley Pipeline weld together sections of pipe near Lindside, WV. (Jenny Harnish/The Register-Herald) 19

Interconnect into Roanoke Gas Distribution System 20

Southgate  75 mile natural gas pipeline system  24 and 16 inch steel underground pipe  Starts at TRANSCO 165 and extends into central NC  Anchored by firm capacity commitment from PSNC Energy Schedule  Nov 2018: Filed application  Pending: Approval by FERC and other regulatory agencies  Target: Late calendar 2021 in- service Date 21

Roanoke Gas Capital Budget $25 $21.9 $22.4 $21.0 $20.0 $20.0 $20 $18.0 $15 Millions $10 $5 $0 2019A 2020E 2021E 2022E 2023E 2024E Forecast totals through 2024: SAVE Infrastructure Replacement $43.3 Customer Growth & System Expansion $33.7 Utility Maintenance $24.4 Total $101.4 22

Roanoke Gas System Expansion  $4 million line extension  Access to over 1,500 potential customers  Anticipated service Fall 2020 23

Economic Development Mack Trucks (Volvo) will invest $13 Lumber grading facility million and hire 250 employees to adding 4 natural gas- manufacture medium-duty trucks. The Roanoke Times – 1.31.2020 fired kilns. Capacity to burn additional 210,000 Mack Trucks opens 13th U.S. truck DTH annually. factory in Roanoke County, to hire 250 The Roanoke Times – 8.16.2020 ASGN subsidiary Apex Systems LLC will Automotive solutions provider investing add 74 jobs to its offices in the City of $6.4 million to expand Botetourt Roanoke at an average annual salary of County operation. $103,894. TheRoanokeStar.com – 06.19.2019 Roanoke Regional Partnership (Roanoke.org) – 6.15.2020 Service Territory Expansion (supplied by MVP) Tea Company investing $30 Contract food-packaging million and bringing 60 company broke ground on new jobs to Franklin its $14.3 million new County’s Summit View. facility. Plans to add 60 WDBJ7.com – 1.21.2020 new jobs in Summit View. VirginiaBusiness.com – 10.15.2019 24

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Economic Development  $300 million expansion to Roanoke Memorial Economists say Carilion Clinic Hospital, including new tower for emergency and heart patients, new psych center and parking garage with connected pedestrian adds over $3.2 Billion to skyway. (Times May 2019)  Kicked-off fundraising campaign and unveiled Virginia’s Economy plans for world-class $75 to $100 million The Roanoke Times (Times) Jan 2020 Cancer Center in Roanoke. (Times Nov 2019)  VA Tech Carilion (VTC) Partnership  Research Institute (VTCRI) will create 828 new jobs and $150 million in additional spending by 2026  School of Medicine and VTCRI will contribute at least $465 million to economy within 8 years. (Times May 2018)  VTC Innovation Fund and VTC Seed Fund investing in high growth, seed-stage and early- life companies in Roanoke-Blacksburg region  Merger of Radford University and Carilion Jefferson College of Health Sciences expected to double number of nursing students within five years (Times Apr 2019) 26

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